UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2019 (May 17, 2019)

(Exact name of registrant as specified in its charter)

Ohio	001-33653	31-0854434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio		45263
(Address of Principal Executive Offices)		(Zip Code)

(800) 972-3030

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	FITB	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I	FITBI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, Teresa Tanner, Executive Vice President and Chief Administrative Officer, provided notice to the Company on May 16, 2019 of her intent to retire. On July 1, 2019, the Company and Ms. Tanner entered into an Agreement (the “Agreement”) pursuant to which she will defer her retirement until July 1, 2021 in order to assist the Company with the completion of certain specified projects initiated under her tenure.

Pursuant to the terms of the Agreement, Ms. Tanner will assume the role of Special Advisor to the Company in order to provide these ongoing services, in consideration for which she will receive a lump sum payment of $390,000, subject to her execution and non-revocation of a general release, a base salary of $48,750 per month, and continued vesting of outstanding equity awards through the duration of the Agreement, in accordance with its terms. Ms. Tanner will not be eligible to participate in any other Company compensation plans, including, without limitation, any severance arrangements, variable compensation opportunities, and additional annual grants of equity under the Company’s long-term incentive compensation plan. In addition, Ms. Tanner will be subject to a non-competition covenant that prohibits her from competing with the Company for a period of thirty-six months beginning July 1, 2019.

A copy of the Agreement is filed as Exhibit 10.1 hereto and is fully incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit 10.1	Agreement between Fifth Third Bancorp and Teresa Tanner dated July 1, 2019

Exhibit 99.1	Press Release dated May 20, 2019 (This press release shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference)*

*	Previously included with the original filing of this Current Report on Form 8-K on May 20, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

July 3, 2019	By:	/s/ TAYFUN TUZUN
Tayfun Tuzun
Executive Vice President and
Chief Financial Officer